Exhibit 99.1

TE Connectivity 2011 Investor Meeting

page 2 / December 2011 Agenda Overview Tom Lynch, Chief Executive Officer Automotive Joe Donahue, Chief Operating Officer and President, Transportation Solutions 20-Minute Break Broadband Connectivity Alan Clarke, President, Network Solutions Financial Overview Terrence Curtin, Chief Financial Officer 20-Minute Break Q&A Session All Lunch/Informal Q&A All

Forward-Looking Statements – This presentation contains certain “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and are subject to risks, uncertainty and changes in circumstances, which may cause actual results, performance, financial condition or achievements to differ materially from anticipated results, performance, financial condition or achievements. All statements contained herein that are not clearly historical in nature are forward-looking and the words “anticipate,” “believe,” “expect,” “estimate,” “plan,” and similar expressions are generally intended to identify forward-looking statements. We have no intention and are under no obligation to update or alter (and expressly disclaim any such intention or obligation to do so) our forward-looking statements whether as a result of new information, future events or otherwise, except to the extent required by law. The forward-looking statements in this presentation include statements addressing our future financial condition and operating results, our ability to execute an acquisition agreement to acquire Deutsch Group SAS (“Deutsch”), our ability to fund and consummate the acquisition of Deutsch (“Deutsch Acquisition”), including the entry into financing arrangements and the receipt of regulatory approvals, and our ability to realize projected financial impacts of and to integrate the Deutsch Acquisition. Examples of factors that could cause actual results to differ materially from those described in the forward-looking statements include, among others, business, economic, competitive and regulatory risks, such as conditions affecting demand for products, particularly the automotive industry and the telecommunications, computer and consumer electronics industries; competition and pricing pressure; fluctuations in foreign currency exchange rates and commodity prices; natural disasters and political, economic and military instability in countries in which we operate; developments in the credit markets; future goodwill impairment; compliance with current and future environmental and other laws and regulations; the possible effects on us of changes in tax laws, tax treaties and other legislation; the risk that the execution of an acquisition agreement to purchase Deutsch and to close the Deutsch Acquisition may not be consummated; the risk that a regulatory approval that may be required for the Deutsch Acquisition is not obtained or is obtained subject to conditions that are not anticipated; the risk that revenue opportunities, cost savings and other anticipated synergies from the Deutsch Acquisition may not be fully realized or may take longer to realize than expected; and the risk that Deutsch’s operations will not be successfully integrated into ours. More detailed information about these and other factors is set forth in TE Connectivity Ltd.’s Annual Report on Form 10-K for the fiscal year ended Sept. 30, 2011 as well as in our Current Reports on Form 8-K and other reports filed by us with the U.S. Securities and Exchange Commission. Non-GAAP Measures – Where we have used non-GAAP financial measures, reconciliations to the most comparable GAAP measure are provided, along with a disclosure on the usefulness of the non-GAAP measure, in this presentation. page 3 / December 2011 Forward-Looking Statements and Non-GAAP Measures

Tom Lynch Chief Executive Officer

To be the choice for making the connection. Our Vision:

Reshaping the Portfolio page 6 / December 2011

Strengthening Our Foundation page 7 / December 2011 Reshape the portfolio Streamline the footprint Reinvigorate innovation Leverage technology across the company Reinvigorate the channel Accelerate growth in emerging markets Strategic acquisitions Improve productivity Building a Stronger Company for the Future

Building Our Business Around Trends That Matter Devices that do more, in less space Greener, more efficient energy and transportation Highly automated production Exponentially more data, available anywhere, anytime Improved infrastructure page 8 / December 2011 100+ BILLION Business Opportunity $

(FY2011 Results) Sales of $14.3 Billion page 9 / December 2011 Well Positioned in Industries That Are Growing $4.4B $2.0B $4.1B $3.8B BROADBAND CONNECTIVITY ENERGY & INDUSTRIAL CONSUMER AUTOMOTIVE

Consumer – Building the Foundation to Win 4-6% long-term growth rate Appliance $0.8 Billion Consumer Devices $0.7 Billion Computers $0.5 Billion page 10 / December 2011 Focused Organization Speed Keys to Success Leadership Leveraging TE’s Technology Customer Platforms FY11 Sales

Energy and Industrial: Strengthening Our Position in Attractive Markets Industrial $1.6 Billion Aerospace, Defense & Marine $0.7 Billion Industrial Transportation $0.5 Billion Energy $0.9 Billion page 11 / December 2011 Broad Product Range Strong Distribution Channel Touch $0.4 Billion Global Reach and Scale Harsh Connectivity Solutions FY11 Sales 6-8% long-term growth rate Keys to Success

73-Year History of Innovation Leader in Connectivity for Harsh Environments Strong Industrial Presence Aerospace and Defense Industrial Transportation Broad Range of Circular Connector Products Deutsch Acquisition Strengthens Our Position in Industrial page 12 / December 2011

Global Scale, Local Strength AMERICAS ASIA (excluding China) CHINA EMEA 1,300 salespeople 3 design centers 14 manufacturing sites 525 salespeople 1 design center 17 manufacturing sites 1,900 salespeople 6 design centers 31 manufacturing sites page 13 / December 2011 1,900 salespeople 9 design centers 35 manufacturing sites

7,500 19 $730 4,000+ 20,000+ ENGINEERS GLOBAL DESIGN CENTERS MILLION RD&E INVESTMENT PROJECTS IN PROGRESS PATENTS GRANTED OR PENDING Engineering Investment Fueling Innovation and Growth page 14 / December 2011

The Broadest Range of Connectivity Solutions CONNECTORS FIBER OPTICS PRECISION WIRES & CABLES CIRCUIT PROTECTION ANTENNAS SEALING & PROTECTING page 15 / December 2011

[LOGO]

8- 10% Growth Per Year (FY11-FY15) $20+ Billion ROIC >18% EPS $5.50-$6.00 The Path to 20 X 15 page 17 / December 2011 Keys To Success Gain Share in Emerging Markets Capitalize on Acquisitions Harness Technology Range Expand Our Industrial Business Improve Consumer Business TEOA

page 18 / December 2011 TE in 2015 $6B $2.5B $6.5B $5B BROADBAND CONNECTIVITY ENERGY & INDUSTRIAL CONSUMER AUTOMOTIVE

Automotive Joe Donahue Chief Operating Officer President, Transportation Solutions

Automotive Connectivity: Growth is Accelerating By 2015: 97MILLION 20+PERCENT 37PERCENT vehicles worldwide, up 6% annually electric content growth vehicle sales growth in China Automotive Connectivity is a $12 Billion Market Today page 20 / December 2011

$4.4B 36% #1 2,000+ 7-9% REVENUE* MARKET SHARE POSITION GLOBALLY ENGINEERS EXPECTED ANNUAL GROWTH TE is the Global Leader in Automotive Connectivity *Excludes Industrial Transportation page 21 / December 2011

Global Scale, Local Strength AMERICAS ASIA (Excluding China) CHINA EMEA 300 Engineers 20+ Years 6% Production Growth* 250 Engineers 15+ Years 8% Production Growth* 1,150 Engineers 50+ Years 5% Production Growth* 500 Engineers 40+ Years 5% Production Growth* *2011-2015 Annual Vehicle Production Growth – Sources: TE, IHS, JD Power page 22 / December 2011

We Connect Every Electronic Function in the Car Cable Assembly Systems Inductive Systems Infotainment Alternative Power Systems Sensor Technology Relays Terminals and Connectors Wire and Tubing page 23 / December 2011

Key Trends Drive Content Growth Driver Assistance Systems Active/Passive Safety Pedestrian Protection Alternative Energy Emission Reductions Fuel Consumption Navigation Wireless Communication Human-Machine Interface Infotainment Content Expected to Grow 4 to 6% Annually SAFETY GREEN CONNECTED page 24 / December 2011

The Electric Vehicle Market Opportunity By 2015: 4MILLION 150MODELS >2XMORE hybrid and electric vehicles worldwide introduced by OEMs content than conventional vehicles page 25 / December 2011

Moving from 12-Volt to 400-Volt Architecture TE Electric Vehicle & Infrastructure Over 50 years of experience in high-voltage and automotive connectivity systems 50-year history as a trusted and reliable automotive supplier Expertise managing ultra-high and low-voltage power Advanced circuit protection in the most extreme environments Global supply chain to meet the needs of every market and customer page 26 / December 2011

TE Technology Enabling the Electric Vehicle Incremental Content Opportunity >2X Battery Disconnect Unit Multi-Coil Resolver AMP+ High Current Connectors & Headers AMP+ Low-Medium Current Connectors & Headers AMP+ Manual Service Disconnect Metal Hybrid Circuit Protection EV 200 Contactor page 27 / December 2011

Charging Coupler Cable Assembly Type I & II Charge Interface Type I & II High Voltage Outdoor Termination Screened Adaptors Level 1 Smart Charging Solution Smart Socket TE Technology Enabling the EV Infrastructure page 28 / December 2011

$6+ Billion by 2015

20-Minute Break

Broadband Connectivity Alan Clarke President, Network Solutions

Broadband Connectivity: Fiber is Accelerating By 2015: 3BILLION 15BILLION 4XMORE DATA internet users worldwide global network connections traffic globally Broadband Connectivity is a $21+ Billion Market Today page 32 / December 2011

Significant Market Opportunities for TE $28+ BILLION market opportunity by 2015 Data Communications $7 Billion Enterprise Networks $6 Billion Subsea Communications $1+ Billion Telecom Networks $6 Billion Wireless DAS $0.5 Billion 2011 Market Opportunity page 33 / December 2011

$3.8B #1 2,400 6-8% REVENUE BROADBAND CONNECTIVITY ENGINEERS EXPECTED ANNUAL GROWTH RATE TE is Well Positioned to Win in Broadband Connectivity page 34 / December 2011

Connecting Fiber from Origination to Destination

Data Communications DATA CENTER CENTRAL OFFICES BASE STATION EQUIPMENT FY11 Sales $1 Billion 3% Organic Growth 5%-7% Long-Term Growth Rate Changing architectures to drive speed 25 GIGABYTES per second

Data Communications DATA CENTER CENTRAL OFFICES BASE STATION EQUIPMENT FY11 Sales $1 Billion 3% Organic Growth 5%-7% Long-Term Growth Rate Fiber to the Chip

Enterprise Networks LOWEST LOSS DATA CENTERS OFFICE BUILDINGS optical systems FY11 Sales $0.7 Billion 10% Organic Growth 7%-9% Long-Term Growth Rate Connecting Fiber in the Data Center

Enterprise Networks LOWEST LOSS DATA CENTERS OFFICE BUILDINGS optical systems FY11 Sales $0.7 Billion 10% Organic Growth 7%-9% Long-Term Growth Rate Connecting Fiber in the Data Center Data Center Rack

Telecom Networks CENTRAL OFFICE SINGLE FAMILY MULTI-FAMILY OFFICE BUILDINGS MULTI-FIBER preconnectorization FIBER DISTRIBUTION NODE FY11 Sales $1.3 Billion 23% Organic Growth 7%-9% Long-Term Growth Rate Connecting Fiber in Harsh Environments

Telecom Networks CENTRAL OFFICE SINGLE FAMILY MULTI-FAMILY OFFICE BUILDINGS MULTI-FIBER preconnectorization FIBER DISTRIBUTION NODE FY11 Sales $1.3 Billion 23% Organic Growth 7%-9% Long-Term Growth Rate Connecting Fiber in Harsh Environments FOSC 400

Telecom Networks CENTRAL OFFICE SINGLE FAMILY MULTI-FAMILY OFFICE BUILDINGS MULTI-FIBER preconnectorization FIBER DISTRIBUTION NODE FY11 Sales $1.3 Billion 23% Organic Growth 7%-9% Long-Term Growth Rate Connecting Fiber in Harsh Environments Multi-Fiber Terminal

Wireless DAS 5X CAPACITY and expanding coverage of cell towers OUTDOOR DAS INDOOR DAS FY11 Sales $0.2 Billion 60% Organic Growth >15% Long-Term Growth Rate Expanding the Network

Subsea Communications 15 TERABITS/SEC over 7,000 km — on a single fiber SUBCOM LANDING SITE FY11 Sales $0.6 Billion Cyclical Business Connecting Fiber Under the Sea

Subsea Communications 15 TERABITS/SEC over 7,000 km — on a single fiber SUBCOM LANDING SITE FY11 Sales $0.6 Billion Cyclical Business Connecting Fiber Under the Sea Repeater

Strong Combined Product Portfolio #1 in Broadband Connectivity Gained Share – Significant Global Wins Delivered $0.12 EPS in FY11 On Track to Achieve Synergy Targets ADC: A Strong Addition page 46 / December 2011

$5 Billion by 2015

Financial Overview Terrence Curtin Chief Financial Officer

Q1 and FY12 Outlook^

Q1 FY12 Outlook^

$ in Millions, except per share amounts

Sales	$3,400	to	$3,500
Growth vs Prior Year:			
Actual	6%		9%
*Organic**	-1%		2%
Adjusted EPS*	$0.68	to	$0.72
Growth vs Prior Year	-7%		-1%

FY12 Outlook^

$ in Millions, except per share amounts

Sales	$14,300	to	$14,900
Growth vs Prior Year:			
Actual	-		4%
*Organic**	2%		6%
Adjusted EPS*	$3.10	to	$3.40
Growth vs 52 Week Prior Year	2%		12%

Transportation Solutions strength continues

- Estimated auto production of ~20 million vehicles and improved commercial air market
- Expect ~10% growth vs. prior year

Network Solutions up 30% year on year

- ADC benefits revenue ~$220 million
- Slowdown in spending by North American carriers
- Subsea Communications sales ~$125 million

CIS down 10% year on year

- Continued demand weakness and distributor inventory corrections

Transportation Solutions

- Estimated auto production of ~82 million vehicles
- Improved commercial air market; Defense market flat

Network Solutions

- Growth in global broadband infrastructure investment
- Energy growth driven by continued network investments
- Subsea Communications sales of ~$600 million

CIS

- Distributor inventory corrections completed in 1st half
- Expect 2nd half improvement

* Organic sales growth and Adjusted EPS are non-GAAP measures; see Appendix for description.
^ FY12 outlook assumes current commodity and currency exchange rates. It does not include pending Deutsch acquisition.

TE connectivity

page 49 / December 2011

Deutsch Transaction Summary

Enterprise Value	• €1.55 billion - ~$2.06 billion at current exchange rates - "Effective" net purchase price of ~$1.8 billion (~$250 million of NPV related to tax synergies)
Financing	• Cash and incremental debt of $300 million
Tax	• Expect ~10% cash tax rate
Return	• Expect ROIC of ~11% in FY15 – above cost of capital
Accretion	• Expect ~$0.20 accretion in FY13, excluding one-time costs • Expect one-time cash costs of ~$75 million
Timing	• Expected to close by Q3 FY12, contingent upon completion of customary regulatory clearances

DEUTSCH

Estimated FY13 Results
($ in millions, except per share amounts)

Sales	$750 to $775
Adj. EBITDA	27 to 28%
Interest expense	~$15
Adj. EPS	~$0.20
Cash tax rate	~10%
CapEx of 3 to 4% of sales ≈ Depreciation	
Amortization	$50
Free Cash Flow > Adj. Net Income	

TE's binding offer is subject to customary regulatory approvals including consultation by Deutsch with the Workers' Council, which is required under French law

TE connectivity

page 50 / December 2011

Capitalize on growth opportunities Deliver consistent operating results/ achieve target margin Drive double-digit EPS growth Generate strong free cash flow Dividends Acquisitions Return excess capital to shareholders via share repurchases 8 to 10% revenue growth 6 to 8% organic growth Operating margin 15%+ Double-digit EPS growth Free Cash Flow Net Income ROIC > 18% Key Financial Objectives Organic sales growth, adjusted operating margin, adjusted EPS and free cash flow are non-GAAP measures; see Appendix for description. Financial Overview page 51 / December 2011

FY08 FY10 FY11 Target Model Sales $14.4 $12.1 $14.0* 8-10% Adj. Gross Margin % 29% 31% 31% 32%+ Adj. Operating Margin % 13.8% 13.7% 13.5%* 15%+ Adj. Effective Tax Rate 35% 25% 25% ~25% Adj. EPS $2.51 $2.54 $3.03* Double Digit Growth Free Cash Flow $1.3 $1.4 $1.4 Net Income Up 200 basis points vs. 2008 Leveraging our structure Strong and consistent free cash flow 20% Adj. EPS Growth in FY11 On track for 15%+ Adjusted gross margin percentage and adjusted effective income tax rate are non-GAAP measures; see Appendix for description. Financial Performance page 52 / December 2011 * 52 week year $ in billions except per share amounts Double-Digit EPS Growth & Strong Cash Generation

% of FY11 Sales Long-Term Organic Growth Transportation Solutions: Automotive Industrial Transportation AD&M 39% 7% to 9% Communications & Industrial Solutions: Industrial Datacomm Consumer Electronics 36% 5% to 7% Network Solutions: Telecom Networks Enterprise Networks Energy Networks Subsea Communications 25% 7% to 9% 8% to 10% Long-Term Growth = 6% to 8% Organic + Strategic M&A Long-Term Organic Growth of 6% to 8% Sales Growth: Long-Term Targets page 53 / December 2011

Gross Margin Development

Adjusted Gross Margin


29%
31%
FY08
FY11

+200bps

	FY08	FY11
Material as % of Sales	45%	45%
Labor as % of Sales	11%	10%
Overhead as % of Sales	11%	10%
Depreciation as % of Sales	4%	4%

- Labor & Overhead reduced via strategic footprint reductions
- Material % maintained despite ~$200 million of metals inflation by:
  - Pricing actions recovered 60% to 70%
  - Material productivity of ~150 basis points per year, excluding metal inflation

32+% Gross Margin Target via Volume & Productivity

TE connectivity
page 54 / December 2011

Path to 15%+ Operating Margin page 55 / December 2011 To get to 15%+: 32%+ Adj. Gross Margin 5% RD&E Leverage overhead structure

M&A: Strengthening Our Industrial & Infrastructure Position page 56 / December 2011 Strategic Drivers: Leadership in Telecom & Enterprise markets Geographic sales balance Margin expansion via $100 million of cost synergies 2/3 Selling, General & Administrative 1/3 Cost of Goods Sold * Pro forma ADC depreciation and amortization is approximately $60 million per year ADC: Broadband Connectivity* Deutsch: Harsh Environment Connectivity Strategic Drivers: Increase growth rate from 6% to 8 to 10% Expand industrial offerings with complementary product set for harsh environments Sales growth expansion via leverage of TE’s OEM and distributor partnerships Operating efficiencies through sourcing, manufacturing synergies, and streamlining overhead Tax synergies drive $250 million NPV benefit Deutsch depreciation and amortization is estimated to be $75 million per year

FY11 10% Sales Decline Scenario Sales $14.0* ~$12.6 Adj. Gross Margin % 31.2% 28% to 30% Adj. Operating Margin % 13.5%* 11% to 12% Adj. EPS $3.03* $2.20 to $2.50 Free Cash Flow $1.4 FCF > $1.0 Adj. Operating Margin >11% & Solid Cash Generation * 52 week year Structural changes during last downturn have made us fundamentally stronger Continue strategic investments Solid cash generation Expect to maintain investment grade credit rating Book Debt to EBITDA ratio <2x (includes pending Deutsch acquisition) Performance in a Recession Scenario page 57 / December 2011 $ in Billions except per share amounts

Strong Cash Generation

Consistent free cash flow

- Working capital is ~20% of sales
- Capital expenditures expected ~4 to 5% of sales
- Utilization of NOL's results in cash tax rate of ~15% and offsets working capital usage

Drives strong ROIC – Target > 18%

Free Cash Flow & % of Adj. Net Income



Free Cash flow
Free cash flow as a % of adj. net income
$1.3
$1.2
$1.4
$1.4
106%
330%
121%
101%
FY08
FY09
FY10
FY11
ROIC:
13%
5%
19%
20%

Strong & Consistent Free Cash Flow Generation Approximates Net Income

TE connectivity
page 58 / December 2011

Cash generated since separation $5.9 billion free cash flow $1.3 billion from divestitures Debt of $2.7 billion, $3.0 pro forma for Deutsch Levels are appropriate for targeted credit rating Since separation, ~$1.6 billion used for debt reduction and legacy liability payments Philosophy on uses of cash: Dividend payout of ~25% Ability to fund strategic acquisitions Return excess capital to shareholders * Acquisitions are net of debt and include pending Deutsch acquisition Expect a Balance of M&A and Return to Shareholders Capital Deployment page 59 / December 2011 Major Capital Deployment Separation through Estimated FY12

EPS Grows 2x Sales Growth page 60 / December 2011 Adj. EPS Growth Potential

TE Investment Highlights

Capitalize on Growth of 8 to 10%

- Growth drivers in our markets:
  - Vehicle production and content
  - Broadband deployment
  - Emerging markets
- Strengthening our position in Industrial/ Infrastructure markets via M&A

Driving Earnings Growth

- Improving operating margin to 15%+
- Double-digit earnings growth

Strong FCF Generation

- Free cash flow ≈ Net Income
- Balance of Return to Shareholders and M&A

2015 Potential

Sales ~$20 billion

Adj. EPS ~$5.50 to $6.00
- **CAGR of ~16 to 19%**

FCF Generation of ~$2 billion

TE connectivity

page 61 / December 2011

20 Minute Break Questions & Answers to Follow

Appendix

page 64 “Organic Sales Growth,” “Adjusted Gross Margin,” “Adjusted Gross Margin Percentage,” “Adjusted Operating Income,” “Adjusted Operating Margin,” “Adjusted EBITDA,” “Adjusted Other Income, Net,” “Adjusted Income Tax Expense,” “Adjusted Effective Income Tax Rate,” ”Adjusted Income from Continuing Operations,” “Adjusted Earnings Per Share,” and “Free Cash Flow” (FCF) are non-GAAP measures and should not be considered replacements for U.S. Generally Accepted Accounting Principles (“GAAP”) results. “Organic Sales Growth” is a useful measure used by us to measure the underlying results and trends in the business. The difference between reported net sales growth (the most comparable GAAP measure) and Organic Sales Growth (the non-GAAP measure) consists of the impact from foreign currency exchange rates, acquisitions, divestitures, and an additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. Organic Sales Growth is a useful measure of our performance because it excludes items that: i) are not completely under management’s control, such as the impact of changes in foreign currency exchange rates; or ii) do not reflect the underlying growth of the company, such as acquisition and divestiture activity and the impact of an additional week in the fourth quarter of the fiscal year for fiscal years which are 53 weeks in length. The limitation of this measure is that it excludes items that have an impact on our sales. This limitation is best addressed by using organic sales growth in combination with the GAAP results. We have presented gross margin and adjusted gross margin percentage before special items including charges or income related to restructuring and other charges and acquisition related charges ("Adjusted Gross Margin“ and “Adjusted Gross Margin Percentage”). We present Adjusted Gross Margin and Adjusted Gross Margin Percentage before special items to give investors a perspective on the underlying business results. Because we cannot predict the amount and timing of such items and the associated charges or gains that will be recorded in our financial statements, it is difficult to include the impact of those items in the forecast. We have presented operating income before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges (“Adjusted Operating Income”). We utilize Adjusted Operating Income to assess segment level core operating performance and to provide insight to management in evaluating segment operating plan execution and underlying market conditions. It also is a significant component in our incentive compensation plans. Adjusted Operating Income is a useful measure for investors because it better reflects our underlying operating results, trends, and the comparability of these results between periods. The difference between Adjusted Operating Income and operating income (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges that may mask the underlying operating results and/or business trends. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported operating income. This limitation is best addressed by using Adjusted Operating Income in combination with operating income (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. We have presented operating margin before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, and other income or charges (“Adjusted Operating Margin”). We present Adjusted Operating Margin before special items to give investors a perspective on the underlying business results. It also is a significant component in our incentive compensation plans. Because we cannot predict the amount and timing of such items and the associated charges or gains that will be recorded in our financial statements, it is difficult to include the impact of those items in the forecast. We have presented other income, net before special items including tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items and the gain on retirement of debt (“Adjusted Other Income, Net”). We present Adjusted Other Income, Net as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. The difference between Adjusted Other Income, Net and other income, net (the most comparable GAAP measure) consists of tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items and the gain on retirement of debt. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease other income, net. This limitation is best addressed by using Adjusted Other Income, Net in combination with other income, net (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. / December 2011 Non-GAAP Measures

We have presented income tax expense after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items (“Adjusted Income Tax Expense”). We present Adjusted Income Tax Expense to provide investors further information regarding the tax effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Income Tax Expense and income tax expense (the most comparable GAAP measure) is the tax effect of adjusting items and certain significant special tax items. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease income tax expense. This limitation is best addressed by using Adjusted Income Tax Expense in combination with income tax expense (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We have presented effective income tax rate after adjusting for the tax effect of special items including charges related to restructuring and other charges, acquisition related charges, impairment charges, other income or charges, and certain significant special tax items (“Adjusted Effective Tax Rate”). We present Adjusted Effective Tax Rate to provide investors further information regarding the tax rate effects of adjustments used in determining the non-GAAP financial measure Adjusted Income from Continuing Operations (as defined below). The difference between Adjusted Effective Tax Rate and effective income tax rate (the most comparable GAAP measure) is the tax rate effect of the adjusting items and certain significant special tax items. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease the effective income tax rate. This limitation is best addressed by using Adjusted Effective Tax Rate in combination with effective income tax rate (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We have presented income from continuing operations attributable to TE Connectivity Ltd. before special items including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, and, if applicable, related tax effects (“Adjusted Income from Continuing Operations”). We present Adjusted Income from Continuing Operations as we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. Adjusted Income from Continuing Operations provides additional information regarding our underlying operating results, trends and the comparability of these results between periods. The difference between Adjusted Income from Continuing Operations and income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) consists of the impact of charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, and, if applicable, related tax effects. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Income from Continuing Operations in combination with income from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease in reported amounts. We have presented diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. before special items, including charges or income related to legal settlements and reserves, restructuring and other charges, acquisition related charges, impairment charges, tax sharing income related to certain proposed adjustments to prior period tax returns and other tax items, certain significant special tax items, other income or charges, and, if applicable, related tax effects (“Adjusted Earnings Per Share”). We present Adjusted Earnings Per Share because we believe that it is appropriate for investors to consider results excluding these items in addition to results in accordance with GAAP. We believe such a measure provides a picture of our results that is more comparable among periods since it excludes the impact of special items, which may recur, but tend to be irregular as to timing, thereby making comparisons between periods more difficult. It also is a significant component in our incentive compensation plans. The limitation of this measure is that it excludes the financial impact of items that would otherwise either increase or decrease our reported results. This limitation is best addressed by using Adjusted Earnings Per Share in combination with diluted earnings per share from continuing operations attributable to TE Connectivity Ltd. (the most comparable GAAP measure) in order to better understand the amounts, character and impact of any increase or decrease on reported results. page 65 / December 2011 Non-GAAP Measures (cont.)

“Free Cash Flow” (FCF) is a useful measure of our cash generation which is free from any significant existing obligation. It also is a significant component in our incentive compensation plans. The difference between cash flows from operating activities (the most comparable GAAP measure) and FCF (the non-GAAP measure) consists mainly of significant cash outflows and inflows that we believe are useful to identify. FCF permits management and investors to gain insight into the amount that management employs to measure cash that is free from any significant existing obligation. The difference reflects the impact from: net capital expenditures, voluntary pension contributions, and cash impact of special items. Net capital expenditures are subtracted because they represent long-term commitments. Voluntary pension contributions are subtracted from the GAAP measure because this activity is driven by economic financing decisions rather than operating activity. Certain special items, including net payments related to pre-separation tax matters, pre-separation litigation payments, and class action settlement, are also considered by management in evaluating free cash flow. We believe investors should also consider these items in evaluating our free cash flow. We forecast our cash flow results excluding any voluntary pension contributions because we have not yet made a determination about the amount and timing of any such future contributions. In addition, our forecast excludes the cash impact of special items because we cannot predict the amount and timing of such items. The limitation associated with using FCF is that it subtracts cash items that are ultimately within management’s and the Board of Directors’ discretion to direct and that therefore may imply that there is less or more cash that is available for the company's programs than the most comparable GAAP measure. This limitation is best addressed by using FCF in combination with the GAAP cash flow results. FCF as presented herein may not be comparable to similarly-titled measures reported by other companies. The measure should be used in conjunction with other GAAP financial measures. Investors are urged to read our financial statements as filed with the Securities and Exchange Commission. The adjusted EBITDA margin amounts for ADC and Deutsch that are set forth in this presentation are non-GAAP measures and should not be considered a replacement for GAAP results. Adjusted EBITDA represents net income before interest expense, interest income, income taxes, depreciation and amortization, as adjusted for acquisition and restructuring related expenses. Adjusted EBITDA is not intended to represent results of operations in accordance with GAAP and should not be considered a substitute for net income or any other operating measure prepared in accordance with GAAP. Because we do not predict the amount and timing of special items that might occur in the future, and our forecasts are developed at a level of detail different than that used to prepare GAAP-based financial measures, we do not provide reconciliations to GAAP of our forward-looking financial measures. page 66 / December 2011 Non-GAAP Measures (cont.)

page 67 / December 2011 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Quarter Ended December 24, 2010 Acquisition Restructuring Related and Other Adjusted U.S. GAAP Charges (1) Charges, Net (Non-GAAP) (2) Operating Income 400 $ 59 $ 4 $ 463 $ Operating Margin 12.5% 14.5% Other Income, Net 12 $ - $ - $ 12 $ Income Tax Expense (113) $ - $ (1) $ (114) $ Effective Tax Rate 29.6% 25.6% Income from Continuing Operations Attributable to TE Connectivity Ltd. 268 $ 59 $ 3 $ 330 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.60 $ 0.13 $ 0.01 $ 0.73 $ Adjustments ($ in millions, except per share data) (1) Includes $35 million of restructuring charges, $17 million of ADC acquisition and integration costs, and $7 million of non-cash amortization associated with fair value adjustments to acquired inventories and customer order backlog recorded in cost of sales. (2) See description of non-GAAP measures contained in this appendix.

page 68 / December 2011 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 30, 2011 Acquisition Restructuring Related and Other Tax Adjusted U.S. GAAP Charges (1) Charges, Net Items (2) (Non-GAAP) (3) Operating Income 1,741 $ 142 $ 67 $ - $ 1,950 $ Operating Margin 12.2% 13.6% Other Income, Net 27 $ - $ - $ 14 $ 41 $ Income Tax Expense (376) $ (36) $ (20) $ (35) $ (467) $ Effective Tax Rate 23.1% 25.2% Income from Continuing Operations Attributable to TE Connectivity Ltd. 1,248 $ 106 $ 47 $ (21) $ 1,380 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 2.82 $ 0.24 $ 0.11 $ (0.05) $ 3.12 $ (3) See description of non-GAAP measures contained in this appendix. ($ in millions, except per share data) (1) Includes $82 million of restructuring charges, $41 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, and $19 million of ADC acquisition and integration costs. (2) Includes income tax benefits associated with the settlement of certain tax matters related to an audit of prior year tax returns. Also includes the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien. Adjustments page 69 / December 2011 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 24, 2010 Restructuring and Other Tax Other Items, Adjusted U.S. GAAP Charges, Net (1) Items (2) Net (3) (Non-GAAP) (4) Operating Income 1,516 $ 134 $ - $ 1 $ 1,651 $ Operating Margin 12.6% 13.7% Other Income, Net 177 $ - $ (137) $ - $ 40 $ Income Tax Expense (493) $ (30) $ 134 $ - $ (389) $ Effective Tax Rate 31.6% 25.0% Income from Continuing Operations Attributable to TE Connectivity Ltd. 1,059 $ 104 $ (3) $ 1 $ 1,161 $ Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 2.32 $ 0.23 $ (0.01) $ - $ 2.54 $ Adjustments (4) See description of non-GAAP measures contained in this appendix. ($ in millions, except per share data) (3) Consists of $8 million of acquisition and integration costs and $7 million of income related to pre-separation securities litigation. (1) Includes $137 million recorded in net restructuring and other charges and a $3 million credit recorded in cost of sales. (2) Includes income tax expense related to certain proposed adjustments to prior year tax returns and income tax benefits associated with the settlement of an audit of prior year tax returns as well as the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien. Also includes an income tax benefit recognized in connection with a reduction in the valuation allowance associated with certain tax loss carryforwards.

Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 25, 2009

	U.S. GAAP	Adjustments: Restructuring and Other Charges, Net [1]	Adjustments: Impairment of Goodwill	Adjustments: Tax Items [2]	Adjustments: Other Items, Net [3]	Adjusted (Non-GAAP) [4]
		(in millions, except per share data)				
Operating Income (loss)	$ (3,474)	$ 373	$ 3,547	$ -	$ 152	$ 598
Operating Margin[5]	NM					5.8%
Other Income (Expense), net	$ (48)	$ -	$ -	$ 86	$ (22)	$ 16
Income Tax (Expense) Benefit	$ 567	$ (87)	$ (523)	$ (46)	$ (3)	$ (92)
Effective Tax Rate	15.4%					19.6%
Income (Loss) from Continuing Operations, Attributable to TE Connectivity Ltd.	$ (3,109)	$ 286	$ 3,024	$ 40	$ 130	$ 371
Diluted Earnings (Loss) per Share from Continuing Operations Attributable to TE Connectivity Ltd. [6]	$ (6.77)	$ 0.62	$ 6.57	$ 0.09	$ 0.28	$ 0.81

[1] Includes $375 million recorded in net restructuring and other charges and a $2 million credit recorded in cost of sales.

[2] Includes an income tax benefit primarily related to proposed adjustments to prior year tax returns, and charges to other expense pursuant to the Tax Sharing Agreement with Tyco International and Covidien.

[3] Consists of $144 million of charges related to the settlement of pre-separation securities litigation and $8 million of costs related to a product liability matter from several years ago recorded in selling, general, and administrative expenses. Also includes net gain related to retirement of debt of $19 million.

[4] See description of non-GAAP measures contained in this appendix.

[5] Not meaningful.

[6] GAAP diluted shares excludes 1 million of non-vested restricted share awards and non-vested options as the inclusion of these securities would have been anti-dilutive. Such amounts are included in non-GAAP diluted shares.

TE connectivity

page 70 / December 2011

page 71 / December 2011 Reconciliation of Non-GAAP Financial Measures to GAAP Financial Measures for the Year Ended September 26, 2008 Restructuring and Other Impairment of Tax Other Items, Adjusted U.S. GAAP Charges, Net (1) Goodwill Items (2) Net (3) (Non-GAAP) (4) Operating Income (loss) 1,663 $ 228 $ 103 $ - $ (6) $ 1,988 $ Operating Margin 11.6% 13.8% Other Income (Expense), net 486 $ - $ - $ (437) $ - $ 49 $ Income Tax (Expense) Benefit (554) $ (27) $ (14) $ (76) $ 16 $ (655) $ Effective Tax Rate 27.8% 34.9% Income (Loss) from Continuing Operations, Attributable to 1,432 $ 201 $ 89 $ (513) $ 10 $ 1,219 $ TE Connectivity Ltd. Diluted Earnings (Loss) per Share from Continuing Operations 2.95 $ 0.41 $ 0.18 $ (1.06) $ 0.02 $ 2.51 $ Attributable to TE Connectivity Ltd. (4) See description of non-GAAP measures contained in this Appendix. (3) Consists of a $36 million gain on the sale of real estate and $8 million of costs related to a customs settlement, both of which are recorded in selling, general and administrative expenses, and $22 million of net charges related to the settlement of pre-separation securities litigation. (in millions, except per share data) (1) Includes $219 million recorded in net restructuring and other charges and $9 million recorded in cost of sales. (2) In connection with the adoption of the uncertain tax position provisions of ASC 740, Income Taxes , the Company recorded income of $464 million pursuant to its Tax Sharing Agreement with Tyco International and Covidien. The Company also recorded $49 million of income, of which $27 million of expense is recorded in net other income (expense) and $76 million of tax benefits are recorded in income tax (expense) benefit, related to various tax matters, including a tax settlement. Adjustments page 72 / December 2011 Reconciliation of Non-GAAP Financial Measure to GAAP Financial Measures for the 13 Week Quarter Ended September 30, 2011 Adjustment Acquisition Restructuring 14 Weeks 13 Weeks 14 Weeks Related and Other Adjusted Impact of Adjusted U.S. GAAP Charges (1) Charges, Net (Non-GAAP) (2) 14th Week (Non-GAAP) (3) Operating Income 465 $ 23 $ 62 $ 550 $ (53) $ 497 $ Operating Margin 11.9% 14.1% 13.7% Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 0.75 $ 0.04 $ 0.10 $ 0.89 $ (0.08) $ 0.81 $ (2) See description of non-GAAP measures contained in this appendix. ($ in millions, except per share data) Adjustments (3) Excludes the impact of an additional week in the fourth quarter of fiscal 2011. (1) Includes $22 million of restructuring charges and $1 million of non-cash amortization associated with acquisition accounting-related adjustments recorded in cost of sales.

page 73 / December 2011 Reconciliation of Non-GAAP Financial Measure to GAAP Financial Measures for the 52 Week Year Ended September 30, 2011 Adjustment Acquisition Restructuring 53 Weeks 52 Weeks 53 Weeks Related and Other Adjusted Impact of Adjusted U.S. GAAP Charges (1) Charges, Net Tax Items (2) (Non-GAAP) (3) 53rd Week (Non-GAAP) (4) Operating Income 1,741 $ 142 $ 67 $ - $ 1,950 $ (53) $ 1,897 $ Operating Margin 12.2% 13.6% 13.5% Diluted Earnings per Share from Continuing Operations Attributable to TE Connectivity Ltd. 2.82 $ 0.24 $ 0.11 $ (0.05) $ 3.12 $ (0.08) $ 3.03 $ (2) Includes income tax benefits associated with the settlement of certain tax matters related to an audit of prior year tax returns. Also includes the related impact to other income pursuant to the Tax Sharing Agreement with Tyco International and Covidien. (1) Includes $82 million of restructuring charges, $41 million of non-cash amortization associated with fair value adjustments primarily related to acquired inventories and customer order backlog recorded in cost of sales, and $19 million of ADC acquisition and integration costs. (4) Excludes the impact of an additional week in the fourth quarter of fiscal 2011. ($ in millions, except per share data) Adjustments (3) See description of non-GAAP measures contained in this appendix.

page 74 / December 2011 Reconciliation of Free Cash Flow and Free Cash Flow as a Percentage of Adjusted Income from Continuing Operations For the Years Ended September 26, September 25, September 24, September 30, 2008 2009 2010 2011 ($ in millions) Net cash provided by continuing 922 $ 1,378 $ 1,679 $ 1,779 $ operating activities Capital expenditures, net (568) (315) (369) (516) Payments related to pre-separation - - - 129 tax matters, net Pre-separation litigation payments - 102 25 - Voluntary pension contributions - 61 69 - Class action settlement 936 - - - Free Cash Flow (1) 1,290 $ 1,226 $ 1,404 $ 1,392 $ Adjusted Income from Continuing Operations 1,220 $ 371 $ 1,161 $ 1,380 $ Attributable to TE Connectivity Ltd. (1) Free Cash Flow as a Percentage of 106% 330% 121% 101% Adjusted Income from Continuing Operations Attributable to TE Connectivity Ltd. (1) See description of non-GAAP measures contained in this Appendix.

page 75 / December 2011 Reconciliation of Adjusted Gross Margin & Adjusted Gross Margin Percentage September 26, September 25, September 24, September 30, 2008 2009 2010 2011 ($ in millions) Net sales 14,373 $ 10,256 $ 12,070 $ 14,312 $ Cost of sales 10,200 7,720 8,293 9,890 Gross margin 4,173 2,536 3,777 4,422 Gross margin percentage 29.0% 24.7% 31.3% 30.9% Restructuring and Other Charges, Net 9 (2) (3) - Acquisition Related Charges - - - 41 Adjusted gross margin (1) 4,182 $ 2,534 $ 3,774 $ 4,463 $ Adjusted gross margin percentage (1) 29.1% 24.7% 31.3% 31.2% (1) See description of non-GAAP measures contained in this appendix. For the Years Ended page 76 / December 2011 Calculation of Return of Invested Capital For the Years Ended September 26, September 25, September 24, September 30, 2008 2009 2010 2011 ($ in billions) Adjusted Operating Income (1) 2.0 $ 0.6 $ 1.7 $ 2.0 $ Income Taxes Paid, Net of Refunds (0.4) (0.1) (0.2) (0.3) 1.6 $ 0.5 $ 1.5 $ 1.7 $ Average Invested Capital 12.8 $ 10.2 $ 7.7 $ 8.2 $ Return on Invested Capital (ROIC) 13% 5% 19% 20% (1) See description of non-GAAP measures contained in this appendix.